                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (date of earliest event reported): November 19, 1999



                           BELL ATLANTIC CORPORATION
             (Exact name of registrant as specified in its charter)



Delaware                              1-8606            23-2259884
(State or other jurisdiction  (Commission file number)  (I.R.S. employer
 of incorporation)                                      identification no.)


1095 Avenue of the Americas
New York, New York                                      10036
(Address of principal executive offices)                (zip code)


     Registrant's telephone number, including area code:    (212) 395-2121


                                 Not applicable
         (Former name or former address, if changed since last report)
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Item 5.  Other Events
         ------------

Attached is a press release issued by Bell Atlantic on November 19, 1999 announcing the end of discussions regarding a potential combination of its Nuevo Grupo Iusacell, S. A. de C.V. wireless properties in Mexico and cellular properties in Northern Mexico.


Item 7. Financial Statements and Exhibits
        ---------------------------------

(c) Exhibits

Exhibit
Number
------

99    Press Release, dated November 19, 1999, issued by Bell Atlantic.
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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                            BELL ATLANTIC CORPORATION


                            By:  /s/ Doreen A. Toben
                                 -------------------
                                 Doreen A. Toben
                                 Vice President - Controller



Date:  November 23, 1999
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                                 Exhibit Index
                                 -------------


Exhibit
Number
------

99   Press Release, dated November 19, 1999, issued by Bell Atlantic.